UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 25, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FLD1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-121990-05                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1 Asset Backed Pass-Through Certificates, Series 2005-FLD1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, JPMorgan Chase Bank, N.A. as Securities Administrator and Servicer, and U.S. Bank N.A, as Trustee.

     On August 25, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1
               Asset Backed Pass-Through Certificates, Series 2005-FLD1

                     JPMORGAN CHASE BANK, N.A, not in its individual capacity but solely as Securities Administrator and Servicer under the Agreement referred to herein

                     By:     /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                     Title:  Vice President

                     Date:   August 30, 2005

        Exhibit Index

      99.1     Statement to Certificateholders on August 25, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FLD1
                        STATEMENT TO CERTIFICATEHOLDERS
                                August 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1         493,039,000.00     493,039,000.00   17,294,187.47   1,100,880.76   18,395,068.23   0.00      0.00     475,744,812.53
A2         313,609,000.00     313,609,000.00            0.00     727,071.98      727,071.98   0.00      0.00     313,609,000.00
A3           6,749,000.00       6,749,000.00            0.00      16,100.58       16,100.58   0.00      0.00       6,749,000.00
M1          41,494,000.00      41,494,000.00            0.00     101,271.29      101,271.29   0.00      0.00      41,494,000.00
M2          38,303,000.00      38,303,000.00            0.00      94,185.48       94,185.48   0.00      0.00      38,303,000.00
M3          22,875,000.00      22,875,000.00            0.00      56,668.05       56,668.05   0.00      0.00      22,875,000.00
M4          20,747,000.00      20,747,000.00            0.00      53,044.60       53,044.60   0.00      0.00      20,747,000.00
M5          18,087,000.00      18,087,000.00            0.00      46,575.28       46,575.28   0.00      0.00      18,087,000.00
M6          18,087,000.00      18,087,000.00            0.00      47,017.41       47,017.41   0.00      0.00      18,087,000.00
M7          15,427,000.00      15,427,000.00            0.00      44,627.95       44,627.95   0.00      0.00      15,427,000.00
M8          15,427,000.00      15,427,000.00            0.00      46,513.48       46,513.48   0.00      0.00      15,427,000.00
M9          12,768,000.00      12,768,000.00            0.00      42,007.61       42,007.61   0.00      0.00      12,768,000.00
M10         11,704,000.00      11,704,000.00            0.00      46,732.28       46,732.28   0.00      0.00      11,704,000.00
P                  100.00             100.00            0.00      67,145.52       67,145.52   0.00      0.00             100.00
R                    0.00               0.00            0.00           0.00            0.00   0.00      0.00               0.00
TOTALS   1,028,316,100.00   1,028,316,100.00   17,294,187.47   2,489,842.27   19,784,029.74   0.00      0.00   1,011,021,912.53
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C        1,063,959,855.98   1,063,959,855.98            0.00   3,448,578.55    3,448,578.55   0.00      0.00   1,046,664,467.71
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
A1     46626LAQ3    1,000.00000000   35.07671294         2.23284722       37.30956016          964.92328706    A1       3.653750 %
A2     46626LAR1    1,000.00000000    0.00000000         2.31840279        2.31840279        1,000.00000000    A2       3.793750 %
A3     46626LAS9    1,000.00000000    0.00000000         2.38562454        2.38562454        1,000.00000000    A3       3.903750 %
M1     46626LAT7    1,000.00000000    0.00000000         2.44062491        2.44062491        1,000.00000000    M1       3.993750 %
M2     46626LAU4    1,000.00000000    0.00000000         2.45895831        2.45895831        1,000.00000000    M2       4.023750 %
M3     46626LAV2    1,000.00000000    0.00000000         2.47729180        2.47729180        1,000.00000000    M3       4.053750 %
M4     46626LAW0    1,000.00000000    0.00000000         2.55673591        2.55673591        1,000.00000000    M4       4.183750 %
M5     46626LAX8    1,000.00000000    0.00000000         2.57506939        2.57506939        1,000.00000000    M5       4.213750 %
M6     46626LAY6    1,000.00000000    0.00000000         2.59951402        2.59951402        1,000.00000000    M6       4.253750 %
M7     46626LAZ3    1,000.00000000    0.00000000         2.89284696        2.89284696        1,000.00000000    M7       4.733750 %
M8     46626LBA7    1,000.00000000    0.00000000         3.01506968        3.01506968        1,000.00000000    M8       4.933750 %
M9     46626LBB5    1,000.00000000    0.00000000         3.29006971        3.29006971        1,000.00000000    M9       5.383750 %
M10    46626LBC3    1,000.00000000    0.00000000         3.99284689        3.99284689        1,000.00000000    M10      6.533750 %
P      N/A          1,000.00000000    0.00000000   671,455.20000000  671,455.20000000        1,000.00000000    P        0.000000 %
TOTALS              1,000.00000000   16.81796820         2.42128103       19.23924923          983.18203180
------------------------------------------------------------------------------------------   -------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C      N/A          1,000.00000000    0.00000000         3.24126754        3.24126754          983.74432252    C        0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

Principal Funds:
                        Scheduled Principal Payments                                                                  294,518.04
                        Principal Prepayments                                                                      16,183,765.40
                        Curtailments                                                                                  578,773.72
                        Cutailment Interest Adjustments                                                               238,331.11
                        Repurchase Principal                                                                                0.00
                        Substitution Amounts                                                                                0.00
                        Net Liquidation Proceeds                                                                            0.00
                        Other Principal Adjustments                                                                         0.00
Interest Funds:
                        Gross Interest                                                                              6,316,590.61
                        Servicing Fees                                                                                442,082.94
                        Trustee Fees includes Custodian Fees                                                            4,433.17

Total Available Remittance Amount                                                                                  23,165,462.77
                        Principal Remittance Amount                                                                17,295,388.27
                        Interest Remittance Amount                                                                  5,870,074.50

Prepayment Penalties:
                        Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                     13
                        Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected          2,931,017.03
                        Amount of Prepayment Penalties Collected                                                       67,145.52

Pool Detail:
                        Beginning Number of Loans Outstanding                                                              5,854
                        Ending Number of Loans Outstanding                                                                 5,777

                        Beginning Aggregate Loan Balance                                                        1,063,959,855.98
                        Ending Aggregate Loan Balance                                                           1,046,664,467.71

                        Current Advances                                                                                    0.00
                        Aggregate Advances                                                                                  0.00

                        Weighted Average Net Mortgage Rate                                                             6.62063 %
                        Weighted Average Maturity                                                                            349

                        Delinquent Mortgage Loans

                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        48             7,279,542.17                  0.70 %
                                              2 Month                         0                     0.00                  0.00 %
                                              3 Month                         0                     0.00                  0.00 %
                                               Total                         48             7,279,542.17                  0.70 %

                                              * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                        Bankruptcies
                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              0               0.00            0.00%

                                              Bankruptcy Reporting:
                        Number of Bankruptcy Loans that are Current                                                7
                        Principal Balance of Bankruptcy Loans that are Current                            811,803.51
                        Number of Bankruptcy Loans that are 1 Month Delinquent                                     0
                        Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                       0.00
                        Number of Bankruptcy Loans that are 2 Months Delinquent                                    0
                        Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                      0.00
                        Number of Bankruptcy Loans that are 3+ Months Delinquent                                   0
                        Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                     0.00
                        Total Number of Bankruptcy Loans                                                           0
                        Total Principal Balance of Bankruptcy Loans                                             0.00

                        Foreclosures
                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              0               0.00            0.00%

                                              Foreclosure Reporting:
                        Number of Foreclosure Loans that are Current                                               0
                        Principal Balance of Foreclosure Loans that are Current                                 0.00
                        Number of Foreclosure Loans that are 1 Month Delinquent                                    0
                        Principal Balance of Foreclosure Loans that are 1 Month Delinquent                      0.00
                        Number of Foreclosure Loans that are 2 Months Delinquent                                   0
                        Principal Balance of Foreclosure Loans that are 2 Months Delinquent                     0.00
                        Number of Foreclosure Loans that are 3+ Months Delinquent                                  0
                        Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                    0.00
                        Total Number of Foreclosure Loans                                                          0
                        Total Principal Balance of Foreclosure Loans                                            0.00

                        REO Properties
                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              0               0.00            0.00%

                                              REO Reporting:
                        Number of REO Loans that are Current                                                       0
                        Principal Balance of REO Loans that are Current                                         0.00
                        Number of REO Loans that are 1 Month Delinquent                                            0
                        Principal Balance of REO Loans that are 1 Month Delinquent                              0.00
                        Number of REO Loans that are 2 Months Delinquent                                           0
                        Principal Balance of REO Loans that are 2 Months Delinquent                             0.00
                        Number of REO Loans that are 3+ Months Delinquent                                          0
                        Principal Balance of REO Loans that are 3+ Months Delinquent                            0.00
                        Total Number of REO Loans                                                                  0
                        Total Principal Balance of REO Loans                                                    0.00

                        Liquidated Mortgage Loans occurred in this distribution

                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              0               0.00            0.00%
                                               Total            0               0.00            0.00%

                        Realized Loss by Group

                        Group Number    Current Loss    Cumulative Loss    Ending Balance    Balance of          Net Liquidation
                                                                                             Liquidated Loans     Proceeds
                                1               0.00            0.00       1,046,664,467.71     0.00                    0.00
                              Total             0.00            0.00       1,046,664,467.71     0.00                    0.00


Loss Detail:

                        Current Realized Losses - Reduced by Recoveries                                         0.00
                        Cumulative Realized Losses - Reduced by Recoveries                                      0.00

                        Current Applied Losses                                                                  0.00
                        Cumulative Applied Losses                                                               0.00

Trigger Event                                                                                                     NO
                        TEST I - Trigger Event Occurrence                                                         NO
                        (Delinquency % > 34% of of Senior Enhancement Percetage ?)
                        34% of of Senior Enhancement Percetage                                             8.13932 %
                        OR
                        TEST II - Trigger Event Occurrence                                                        NO
                        (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                        Cumulative Realized Losses as % of Original Loan Bal                                            0.00000 %
                        Required Cumulative Loss %                                                                      0.00000 %

O/C Reporting
                        Targeted Overcollateralization Amount                                                       35,642,655.18
                        Ending Overcollateralization Amount                                                         35,642,655.18
                        Ending Overcollateralization Deficiency                                                              0.00
                        Overcollateralization Release Amount                                                             1,200.80
                        Monthly Excess Interest                                                                      3,448,578.55
                        Payment to Class X                                                                           3,448,578.55

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                        Interest Carryforward Balance with respect to such Distribution Date
                                              Class A-1                                                               0.00
                                              Class A-2                                                               0.00
                                              Class A-3                                                               0.00
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

                        Interest Carryforward Amount Paid This Period                                                 0.00
                                              Class A-1                                                               0.00
                                              Class A-2                                                               0.00
                                              Class A-3                                                               0.00
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

                        Interest Carryforward Amount Occured This Period                                              0.00
                                              Class A-1                                                               0.00
                                              Class A-2                                                               0.00
                                              Class A-3                                                               0.00
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

                        Remaining Interest Carryforward Amount
                                              Class A-1                                                               0.00
                                              Class A-2                                                               0.00
                                              Class A-3                                                               0.00
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

Net Wac Reserve Fund Account:
                        Beginning Balance                                                                         1,000.00
                        Additions to the Net Wac Reserve Fund                                                         0.00
                        Divident Earnings on the Net Wac Reserve Fund                                                 0.00
                        Withdrawals from the Net Wac Reserve Fund                                                     0.00
                        Ending Balance                                                                            1,000.00

Net Wac Reserve Carryover:
                        Interest Carryover Balance with respect to such Distribution Date
                                              Class A-1                                                               0.00
                                              Class A-2                                                               0.00
                                              Class A-3                                                               0.00
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

                        Interest Carryover Amount Occured This Period
                                              Class A-1                                                               0.00
                                              Class A-2                                                               0.00
                                              Class A-3                                                               0.00
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

                        Interest Carryover Amount Paid This Period
                                              Class A-1                                                               0.00
                                              Class A-2                                                               0.00
                                              Class A-3                                                               0.00
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

                        Remaining Interest Carryover Amount
                                              Class A-1                                                               0.00
                                              Class A-2                                                               0.00
                                              Class A-3                                                               0.00
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

Non-Supported Interest Shortfall:
                        Net Prepayment Interest Shortfall Allocated to Class A-1                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class A-2                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class A-3                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class M-1                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class M-2                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class M-3                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class M-4                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class M-5                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class M-6                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class M-7                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class M-8                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class M-9                                      0.00
                        Net Prepayment Interest Shortfall Allocated to Class M-10                                     0.00
                        Net Prepayment Interest Shortfall Allocated to Class C                                        0.00

                        Relief Act Interest Shortfall Allocated to Class A-1                                          0.00
                        Relief Act Interest Shortfall Allocated to Class A-2                                          0.00
                        Relief Act Interest Shortfall Allocated to Class A-3                                          0.00
                        Relief Act Interest Shortfall Allocated to Class M-1                                          0.00
                        Relief Act Interest Shortfall Allocated to Class M-2                                          0.00
                        Relief Act Interest Shortfall Allocated to Class M-3                                          0.00
                        Relief Act Interest Shortfall Allocated to Class M-4                                          0.00
                        Relief Act Interest Shortfall Allocated to Class M-5                                          0.00
                        Relief Act Interest Shortfall Allocated to Class M-6                                          0.00
                        Relief Act Interest Shortfall Allocated to Class M-7                                          0.00
                        Relief Act Interest Shortfall Allocated to Class M-8                                          0.00
                        Relief Act Interest Shortfall Allocated to Class M-9                                          0.00
                        Relief Act Interest Shortfall Allocated to Class M-10                                         0.00
Available Net Funds Cap to Libor Certificates                                                                     9.028138

One-Month LIBOR for Such Distribution Date                                                                        3.533750

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                        Class A-1                                                                                 3.653750
                        Class A-2                                                                                 3.793750
                        Class A-3                                                                                 3.903750
                        Class M-1                                                                                 3.993750
                        Class M-2                                                                                 4.023750
                        Class M-3                                                                                 4.053750
                        Class M-4                                                                                 4.183750
                        Class M-5                                                                                 4.213750
                        Class M-6                                                                                 4.253750
                        Class M-7                                                                                 4.733750
                        Class M-8                                                                                 4.933750
                        Class M-9                                                                                 5.383750
                        Class M-10                                                                                6.533750


Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                        Deferred Amount with respect to such Distribution Date
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

                        Deferred Amount Paid This Period                                                              0.00
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

                        Deferred Amount Occured This Period                                                           0.00
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

                        Remaining Deferred Amount
                                              Class M-1                                                               0.00
                                              Class M-2                                                               0.00
                                              Class M-3                                                               0.00
                                              Class M-4                                                               0.00
                                              Class M-5                                                               0.00
                                              Class M-6                                                               0.00
                                              Class M-7                                                               0.00
                                              Class M-8                                                               0.00
                                              Class M-9                                                               0.00
                                              Class M-10                                                              0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
